Contact:
Brian Meta
Senior Vice President
Head of Investor Relations and FP&A
Tel (212) 796-9353

COHEN & STEERS REPORTS RESULTS FOR THIRD QUARTER 2025

•Diluted EPS of $0.81; $0.81, as adjusted
•Operating margin of 34.5%; 36.1%, as adjusted
•Ending AUM of $90.9 billion; average AUM of $89.7 billion
•Net inflows of $233 million

NEW YORK, NY, October 16, 2025—Cohen & Steers, Inc. (NYSE: CNS) today reported its results for the quarter ended September 30, 2025.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended
	September 30, 2025	June 30, 2025	$ Change	% Change
U.S. GAAP
Revenue	$141,720	$136,126	$5,594	4.1%
Expenses	$92,819	$92,799	$20	—%	*
Operating income	$48,901	$43,327	$5,574	12.9%
Net income attributable to common stockholders	$41,711	$36,849	$4,862	13.2%
Diluted earnings per share	$0.81	$0.72	$0.09	13.0%
Operating margin	34.5%	31.8%	N/A	270 bps

As Adjusted (1)
Net income attributable to common stockholders	$41,720	$37,324	$4,396	11.8%
Diluted earnings per share	$0.81	$0.73	$0.08	11.6%
Operating margin	36.1%	33.6%	N/A	250 bps
_________________________ * Amount rounds to less than 0.1%. (1)Refer to pages 13-14 for reconciliations of U.S. GAAP to as adjusted results.

Revenue

(in thousands)	Three Months Ended
	September 30, 2025	June 30, 2025	$ Change	% Change
Investment advisory and administration fees:
Open-end funds	$74,240	$70,613	$3,627	5.1%
Institutional accounts	33,210	32,854	$356	1.1%
Closed-end funds	26,178	25,078	$1,100	4.4%
Total	133,628	128,545	$5,083	4.0%
Distribution and service fees	7,513	7,166	$347	4.8%
Other	579	415	$164	39.5%
Total revenue	$141,720	$136,126	$5,594	4.1%

•The increase in total investment advisory and administration fees from the second quarter of 2025 was primarily due to higher average assets under management, as well as one additional day in the current quarter

Expenses

(in thousands)	Three Months Ended
	September 30, 2025	June 30, 2025	$ Change	% Change
Employee compensation and benefits	$57,196	$56,640	$556	1.0%
Distribution and service fees	16,329	15,706	$623	4.0%
General and administrative	16,775	18,078	$(1,303)	(7.2%)
Depreciation and amortization	2,519	2,375	$144	6.1%
Total expenses	$92,819	$92,799	$20	—%	*
_________________________ * Amount rounds to less than 0.1%.
•Employee compensation and benefits increased slightly from the second quarter of 2025, primarily due to the timing of new hires
•Distribution and service fees increased from the second quarter of 2025, primarily due to higher average assets under management in U.S. open-end funds
•General and administrative expenses decreased from the second quarter of 2025, primarily due to lower travel expenses and talent acquisition costs
Operating Margin
Operating margin was 34.5% for the third quarter of 2025, compared with 31.8% for the second quarter of 2025. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

(in thousands)	Three Months Ended September 30, 2025
	Consolidated Funds (1)	Corporate - Seed and Other	Total
Interest and dividend income	$441	$4,665	$5,106
Gain (loss) from investments—net	(300)	992	692
Foreign currency gain (loss)—net	—	859	859
Total non-operating income (loss)	141	6,516	6,657
Net (income) loss attributable to noncontrolling interests	77	—	77
Non-operating income (loss) attributable to the company	$218	$6,516	$6,734

(in thousands)	Three Months Ended June 30, 2025
	Consolidated Funds (1)	Corporate - Seed and Other	Total
Interest and dividend income	$2,103	$4,212	$6,315
Gain (loss) from investments—net	4,909	1,806	6,715
Foreign currency gain (loss)—net	(245)	(2,278)	(2,523)
Total non-operating income (loss)	6,767	3,740	10,507
Net (income) loss attributable to noncontrolling interests	(4,923)	—	(4,923)
Non-operating income (loss) attributable to the company	$1,844	$3,740	$5,584
_________________________ (1)Represents seed investments in funds that the company is required to consolidate under U.S. GAAP.

Income Taxes
A reconciliation of the company’s statutory federal income tax rate to the effective income tax rate is summarized in the following table:

	Three Months Ended
	September 30, 2025	June 30, 2025
U.S. statutory tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	2.8	3.0
Non-deductible executive compensation	0.8	1.5
Unrecognized tax benefit adjustments	(0.5)	(0.5)
Other	0.9	(0.3)
Effective income tax rate	25.0%	24.7%

Assets Under Management

(in millions)	As of		Change
	September 30, 2025	June 30, 2025	$	%
By Investment Vehicle
Open-end funds	$44,421	$42,962	$1,459	3.4%
Institutional accounts	34,711	34,386	$325	0.9%
Closed-end funds	11,765	11,588	$177	1.5%
Total	$90,897	$88,936	$1,961	2.2%

By Investment Strategy
U.S. real estate	$44,153	$43,972	$181	0.4%
Preferred securities	18,443	17,902	$541	3.0%
Global/international real estate	14,520	13,980	$540	3.9%
Global listed infrastructure	10,521	10,052	$469	4.7%
Other	3,260	3,030	$230	7.6%
Total	$90,897	$88,936	$1,961	2.2%

Assets under management at September 30, 2025 were $90.9 billion, an increase of 2.2% from $88.9 billion at June 30, 2025. The increase was due to net inflows of $233 million and market appreciation of $2.4 billion, partially offset by distributions of $627 million.
Open-end Funds
Assets under management in open-end funds at September 30, 2025 were $44.4 billion, an increase of 3.4% from $43.0 billion at June 30, 2025. The change was primarily due to the following:
•Net inflows of $449 million into U.S. real estate and $146 million into preferred securities
•Market appreciation of $378 million from preferred securities and $360 million from U.S. real estate
•Distributions of $167 million from U.S. real estate and $134 million from preferred securities, of which $257 million was reinvested and included in net flows
Institutional Accounts
Assets under management in institutional accounts at September 30, 2025 were $34.7 billion, an increase of 0.9% from $34.4 billion at June 30, 2025. The change was primarily due to the following:
•Advisory:
◦Net outflows of $585 million from U.S. real estate, partially offset by net inflows of $214 million into global/international real estate
◦Market appreciation of $183 million from global listed infrastructure, $155 million from global/international real estate and $141 million from U.S. real estate
•Subadvisory:
◦Net outflows of $82 million, primarily related to U.S. real estate
◦Market appreciation of $206 million from U.S. real estate and $142 million from global/international real estate
◦Distributions of $160 million from U.S. real estate

Investment Performance at September 30, 2025
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2025 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at September 30, 2025. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of September 30, 2025, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $364.3 million, compared with $322.8 million as of June 30, 2025. As of September 30, 2025, stockholders' equity was $550.3 million, compared with $528.5 million as of June 30, 2025.

Conference Call Information
Cohen & Steers will host a conference call on Friday, October 17, 2025 at 10:00 a.m. (ET) to discuss the company's third quarter results. Investors and analysts can access the live conference call by dialing 800-715-9871 (U.S.) or +1-646-307-1963 (international); passcode: 8494569. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Earnings Archive.”
A replay of the call will be available for two weeks starting approximately two hours after the conference call concludes and can be accessed at 800-770-2030 (U.S.) or +1-609-800-9909 (international); passcode: 8494569. Internet access to the webcast, which includes audio (listen-only), will be available on the company’s website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including listed and private real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong, Tokyo and Singapore.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2024 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2025	June 30, 2025	September 30, 2024	June 30, 2025		September 30, 2024
Revenue:
Investment advisory and administration fees	$133,628	$128,545	$125,397
Distribution and service fees	7,513	7,166	7,244
Other	579	415	562
Total revenue	141,720	136,126	133,203	4.1%		6.4%
Expenses:
Employee compensation and benefits	57,196	56,640	56,376
Distribution and service fees	16,329	15,706	14,739
General and administrative	16,775	18,078	14,874
Depreciation and amortization	2,519	2,375	2,341
Total expenses	92,819	92,799	88,330	—%	*	5.1%
Operating income	48,901	43,327	44,873	12.9%		9.0%
Non-operating income (loss):
Interest and dividend income	5,106	6,315	5,420
Gain (loss) from investments—net	692	6,715	18,975
Foreign currency gain (loss)—net	859	(2,523)	(1,692)
Total non-operating income (loss)	6,657	10,507	22,703	(36.6%)		(70.7%)
Income before provision for income taxes	55,558	53,834	67,576	3.2%		(17.8%)
Provision for income taxes	13,924	12,062	12,293
Net income	41,634	41,772	55,283	(0.3%)		(24.7%)
Net (income) loss attributable to noncontrolling interests	77	(4,923)	(15,615)
Net income attributable to common stockholders	$41,711	$36,849	$39,668	13.2%		5.2%

Earnings per share attributable to common stockholders:
Basic	$0.81	$0.72	$0.78	13.1%		4.3%
Diluted	$0.81	$0.72	$0.77	13.0%		4.9%

Weighted average shares outstanding:
Basic	51,205	51,165	50,778
Diluted	51,572	51,471	51,428
_________________________ * Amount rounds to less than 0.1%.

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2025	September 30, 2024	% Change
Revenue:
Investment advisory and administration fees	$388,944	$355,319
Distribution and service fees	21,863	20,692
Other	1,506	1,623
Total revenue	412,313	377,634	9.2%
Expenses:
Employee compensation and benefits	168,390	161,476
Distribution and service fees	47,224	41,404
General and administrative	52,022	44,351
Depreciation and amortization	7,251	6,863
Total expenses	274,887	254,094	8.2%
Operating income	137,426	123,540	11.2%
Non-operating income (loss):
Interest and dividend income	16,792	14,396
Gain (loss) from investments—net	10,960	17,941
Foreign currency gain (loss)—net	(2,836)	(2,041)
Total non-operating income (loss)	24,916	30,296	(17.8%)
Income before provision for income taxes	162,342	153,836	5.5%
Provision for income taxes	35,647	34,062
Net income	126,695	119,774	5.8%
Net (income) loss attributable to noncontrolling interests	(8,357)	(14,331)
Net income attributable to common stockholders	$118,338	$105,443	12.2%

Earnings per share attributable to common stockholders:
Basic	$2.31	$2.10	10.3%
Diluted	$2.30	$2.08	10.5%

Weighted average shares outstanding:
Basic	51,143	50,257
Diluted	51,488	50,681

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	September 30, 2025	June 30, 2025	September 30, 2024	June 30, 2025	September 30, 2024
Open-end Funds
Assets under management, beginning of period	$42,962	$42,298	$37,451
Inflows	3,148	3,072	4,097
Outflows	(2,380)	(2,787)	(2,924)
Net inflows (outflows)	768	285	1,173
Market appreciation (depreciation)	972	816	4,618
Distributions	(305)	(437)	(263)
Transfers	24	—	—
Total increase (decrease)	1,459	664	5,528
Assets under management, end of period	$44,421	$42,962	$42,979	3.4%	3.4%
Average assets under management	$43,633	$42,110	$40,130	3.6%	8.7%

Institutional Accounts
Assets under management, beginning of period	$34,386	$33,886	$32,222
Inflows	812	651	1,221
Outflows	(1,349)	(1,170)	(1,113)
Net inflows (outflows)	(537)	(519)	108
Market appreciation (depreciation)	1,054	1,190	4,736
Distributions	(168)	(171)	(174)
Transfers	(24)	—	—
Total increase (decrease)	325	500	4,670
Assets under management, end of period	$34,711	$34,386	$36,892	0.9%	(5.9%)
Average assets under management	$34,459	$33,844	$34,594	1.8%	(0.4%)

Closed-end Funds
Assets under management, beginning of period	$11,588	$11,395	$11,036
Inflows	2	103	3
Outflows	—	—	—
Net inflows (outflows)	2	103	3
Market appreciation (depreciation)	329	244	1,024
Distributions	(154)	(154)	(154)
Total increase (decrease)	177	193	873
Assets under management, end of period	$11,765	$11,588	$11,909	1.5%	(1.2%)
Average assets under management	$11,646	$11,289	$11,503	3.2%	1.2%

Total
Assets under management, beginning of period	$88,936	$87,579	$80,709
Inflows	3,962	3,826	5,321
Outflows	(3,729)	(3,957)	(4,037)
Net inflows (outflows)	233	(131)	1,284
Market appreciation (depreciation)	2,355	2,250	10,378
Distributions	(627)	(762)	(591)
Total increase (decrease)	1,961	1,357	11,071
Assets under management, end of period	$90,897	$88,936	$91,780	2.2%	(1.0%)
Average assets under management	$89,738	$87,243	$86,227	2.9%	4.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	September 30, 2025	June 30, 2025	September 30, 2024	June 30, 2025	September 30, 2024
Advisory
Assets under management, beginning of period	$20,045	$19,703	$18,367
Inflows	515	436	490
Outflows	(970)	(848)	(481)
Net inflows (outflows)	(455)	(412)	9
Market appreciation (depreciation)	618	754	2,606
Total increase (decrease)	163	342	2,615
Assets under management, end of period	$20,208	$20,045	$20,982	0.8%	(3.7%)
Average assets under management	$20,089	$19,789	$19,724	1.5%	1.9%

Subadvisory
Assets under management, beginning of period	$14,341	$14,183	$13,855
Inflows	297	215	731
Outflows	(379)	(322)	(632)
Net inflows (outflows)	(82)	(107)	99
Market appreciation (depreciation)	436	436	2,130
Distributions	(168)	(171)	(174)
Transfers	(24)	—	—
Total increase (decrease)	162	158	2,055
Assets under management, end of period	$14,503	$14,341	$15,910	1.1%	(8.8%)
Average assets under management	$14,370	$14,055	$14,870	2.2%	(3.4%)

Total Institutional Accounts
Assets under management, beginning of period	$34,386	$33,886	$32,222
Inflows	812	651	1,221
Outflows	(1,349)	(1,170)	(1,113)
Net inflows (outflows)	(537)	(519)	108
Market appreciation (depreciation)	1,054	1,190	4,736
Distributions	(168)	(171)	(174)
Transfers	(24)	—	—
Total increase (decrease)	325	500	4,670
Assets under management, end of period	$34,711	$34,386	$36,892	0.9%	(5.9%)
Average assets under management	$34,459	$33,844	$34,594	1.8%	(0.4%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	September 30, 2025	June 30, 2025	September 30, 2024	June 30, 2025	September 30, 2024
U.S. Real Estate
Assets under management, beginning of period	$43,972	$43,591	$38,717
Inflows	2,084	1,909	3,073
Outflows	(2,305)	(1,560)	(1,781)
Net inflows (outflows)	(221)	349	1,292
Market appreciation (depreciation)	782	466	6,028
Distributions	(380)	(434)	(349)
Transfers	—	—	(3)
Total increase (decrease)	181	381	6,968
Assets under management, end of period	$44,153	$43,972	$45,685	0.4%	(3.4%)
Average assets under management	$43,998	$43,172	$42,197	1.9%	4.3%

Preferred Securities
Assets under management, beginning of period	$17,902	$18,207	$18,094
Inflows	886	738	1,120
Outflows	(756)	(1,218)	(1,114)
Net inflows (outflows)	130	(480)	6
Market appreciation (depreciation)	595	351	1,004
Distributions	(184)	(176)	(178)
Transfers	—	—	3
Total increase (decrease)	541	(305)	835
Assets under management, end of period	$18,443	$17,902	$18,929	3.0%	(2.6%)
Average assets under management	$18,244	$17,792	$18,449	2.5%	(1.1%)

Global/International Real Estate
Assets under management, beginning of period	$13,980	$13,129	$13,064
Inflows	520	403	729
Outflows	(339)	(426)	(836)
Net inflows (outflows)	181	(23)	(107)
Market appreciation (depreciation)	367	915	2,038
Distributions	(8)	(41)	(9)
Total increase (decrease)	540	851	1,922
Assets under management, end of period	$14,520	$13,980	$14,986	3.9%	(3.1%)
Average assets under management	$14,146	$13,521	$14,112	4.6%	0.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	September 30, 2025	June 30, 2025	September 30, 2024	June 30, 2025	September 30, 2024
Global Listed Infrastructure
Assets under management, beginning of period	$10,052	$9,710	$8,446
Inflows	209	460	193
Outflows	(152)	(439)	(188)
Net inflows (outflows)	57	21	5
Market appreciation (depreciation)	458	403	1,130
Distributions	(46)	(82)	(46)
Transfers	—	—	—
Total increase (decrease)	469	342	1,089
Assets under management, end of period	$10,521	$10,052	$9,535	4.7%	10.3%
Average assets under management	$10,228	$9,829	$8,995	4.1%	13.7%

Other
Assets under management, beginning of period	$3,030	$2,942	$2,388
Inflows	263	316	206
Outflows	(177)	(314)	(118)
Net inflows (outflows)	86	2	88
Market appreciation (depreciation)	153	115	178
Distributions	(9)	(29)	(9)
Transfers	—	—	—
Total increase (decrease)	230	88	257
Assets under management, end of period	$3,260	$3,030	$2,645	7.6%	23.3%
Average assets under management	$3,122	$2,929	$2,474	6.6%	26.2%

Total
Assets under management, beginning of period	$88,936	$87,579	$80,709
Inflows	3,962	3,826	5,321
Outflows	(3,729)	(3,957)	(4,037)
Net inflows (outflows)	233	(131)	1,284
Market appreciation (depreciation)	2,355	2,250	10,378
Distributions	(627)	(762)	(591)
Total increase (decrease)	1,961	1,357	11,071
Assets under management, end of period	$90,897	$88,936	$91,780	2.2%	(1.0%)
Average assets under management	$89,738	$87,243	$86,227	2.9%	4.1%

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports, which are used in evaluating its business. While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Net Income Attributable to Common Stockholders and Diluted Earnings per Share

	Three Months Ended
(in thousands, except per share data)	September 30, 2025		June 30, 2025		September 30, 2024
Net income attributable to common stockholders, U.S. GAAP	$41,711		$36,849		$39,668
Seed investments—net (1)	(1,320)		(3,523)		(3,458)
Accelerated vesting of restricted stock units	1,142		1,835		2,336
Fund launch and rights offering costs (2)	650		—		—
Foreign currency exchange (gain) loss—net (3)	(677)		2,742		2,191
Tax effects of adjustments above	(132)		(219)		(1,102)
Tax effects of discrete tax items (4)	346		(360)		71
Net income attributable to common stockholders, as adjusted	$41,720		$37,324		$39,706

Diluted weighted average shares outstanding	51,572		51,471		51,428
Diluted earnings per share, U.S. GAAP	$0.81		$0.72		$0.77
Seed investments—net (1)	(0.03)		(0.07)		(0.07)
Accelerated vesting of restricted stock units	0.02		0.04		0.05
Fund launch and rights offering costs (2)	0.01		—		—
Foreign currency exchange (gain) loss—net (3)	(0.01)		0.05		0.04
Tax effects of adjustments above	—	*	—	*	(0.02)
Tax effects of discrete tax items (4)	0.01		(0.01)		—	*
Diluted earnings per share, as adjusted	$0.81		$0.73		$0.77
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents the impact of consolidated funds and the net effect of corporate seed investment performance.
(2)Represents costs incurred in connection with a closed-end fund rights offering.
(3)Represents net foreign currency exchange (gain) loss associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(4)Includes excess tax benefits related to the vesting and delivery of restricted stock units and unrecognized tax benefit adjustments.

Reconciliations of U.S. GAAP to As Adjusted Financial Results

Revenue, Expenses, Operating Income and Operating Margin

(in thousands, except percentages)	Three Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024
Revenue, U.S. GAAP	$141,720	$136,126	$133,203
Fund related amounts (1)	(783)	(806)	230
Revenue, as adjusted	$140,937	$135,320	$133,433

Expenses, U.S. GAAP	$92,819	$92,799	$88,330
Fund related amounts (1)	(967)	(1,102)	(184)
Accelerated vesting of restricted stock units	(1,142)	(1,835)	(2,336)
Fund launch and rights offering costs (2)	(650)	—	—
Expenses, as adjusted	$90,060	$89,862	$85,810

Operating income, U.S. GAAP	$48,901	$43,327	$44,873
Fund related amounts (1)	184	296	414
Accelerated vesting of restricted stock units	1,142	1,835	2,336
Fund launch and rights offering costs (2)	650	—	—
Operating income, as adjusted	$50,877	$45,458	$47,623

Operating margin, U.S. GAAP	34.5%	31.8%	33.7%
Operating margin, as adjusted	36.1%	33.6%	35.7%
_________________________
(1)Represents the impact of consolidated funds and expenses incurred on behalf of certain company-sponsored funds.
(2)Represents costs incurred in connection with a closed-end fund rights offering.

Non-operating Income (Loss)

(in thousands)	Three Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024
Non-operating income (loss), U.S. GAAP	$6,657	$10,507	$22,703
Seed investments—net (1)	(1,427)	(8,742)	(19,487)
Foreign currency exchange (gain) loss—net (2)	(677)	2,742	2,191
Non-operating income (loss), as adjusted	$4,553	$4,507	$5,407
_________________________
(1)Represents the impact of consolidated funds and the net effect of corporate seed investment performance.
(2)Represents net foreign currency exchange (gain) loss associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.